SHARE PURCHASE AGREEMENT

THIS AGREEMENT dated for reference the 24th day of March, 2010

BETWEEN:

Benjamin Cherniak, businessman, of 4381 West Flamingo Road, Suite 36307, Las Vegas, NV 89103-3903.

(herein called the "Vendor")

OF THE FIRST PART

AND:

Online Disruptive Technologies, Inc., a Nevada company with an office at 3120 S. Durango Dr. Suite 305, Las Vegas, Nevada 89117-4454.

(herein called the "Purchaser")

OF THE SECOND PART

WITNESSES THAT WHEREAS:

A. The Vendor is the registered and beneficial owner of 1,600,000 common shares in the capital of RelationshipScoreboard.com Entertainment, Inc. (the "Company") (the "Shares");

B. The Company is in the process of commencing the business of permitting participants to score and analyze personal relationships via an internet website domiciled at www.relationshipscoreboard.com (the "Business"); and

C. The Vendor has agreed to sell and the Purchaser has agreed to purchase the Shares on the terms and conditions hereinafter set forth;

THEREFORE, in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged by each of the parties), the parties covenant and agree as follows:

1. WARRANTIES AND REPRESENTATIONS

1.1 The Vendor warrants and represents to the Purchaser with the intent that the Purchaser will rely thereon in entering into this Agreement and in concluding the purchase and sale contemplated herein, that:

(a) the Vendor is the registered and beneficial owner of the Shares and the Vendor has no interest, legal or beneficial, direct or indirect, in any shares of, or the assets or business of the Company other than the Shares;

(b) the Shares are validly issued and outstanding as fully paid and non-assessable in the capital of the Company and are free and clear of all liens, charges and encumbrances;

(c) there are no other shares outstanding in the capital of the Company;

(d) the Vendor has the power and capacity and good and sufficient right and authority to enter into this Agreement on the terms and conditions herein set forth and to transfer the legal and beneficial title and ownership of the Shares to the Purchaser;

(e) the Company owns the domain name "relationshipscoreboard.com" free and clear of encumbrances;

(f) the Company has no liabilities other than accrued but yet unbilled professional fees;

(g) the Company has such licenses as it requires to carry on the Business as now carried on;

(h) the material contracts of the Company are listed in Schedule A attached hereto; and

(i) no person, firm, corporation or entity of any kind has or will have on or after the Closing Date any agreement, right or option, consensual or arising by law, present or future, contingent, pre-emptive or absolute, or capable of becoming an agreement, right or option:

(i) to require the Company to issue any further or other shares in its capital or any other security or interest convertible or exchangeable into shares in its capital or to convert or exchange any securities into or for shares in the capital of the Company;

(ii) for the issue or allotment of any of the authorized but unissued shares in the capital of the Company;

(iii) to require the Company to purchase, redeem or otherwise acquire any of the issued and outstanding shares in the capital of the Company; or

(iv) to purchase or otherwise acquire any shares in the capital of the Company.

1.2 The Purchaser warrants and represents to the Vendor with the intent that the Vendor will rely thereon in entering into this Agreement and in concluding the purchase and sale herein, that the Purchaser:

(a) is a company duly incorporated in Nevada and is in good standing with respect to the filing of annual reports; and

(b) has the corporate capacity to enter into this Agreement and has taken the necessary steps to authorize the execution thereof.

2. PURCHASE AND SALE

2.1 On the basis of the warranties and representations of the Vendor set forth in clause 1.1 of this Agreement and subject to the terms and conditions of this Agreement, the purchaser agrees to purchase from the Vendor and the Vendor agrees to sell to the Purchaser the Shares on the Closing Date (hereinafter defined).

3. PURCHASE PRICE

3.1 The purchase price of the Shares is the issuance of 16,000,000 common shares in the capital of the Purchaser at a deemed price of $0.01 per share (the "Purchase Price").

3.2 The Purchaser will issue to the Vendor the Purchase Price by delivering to the Vendor the Purchase Price on the Closing Date.

3.3 Vendor acknowledges that the Purchase Price shares will be restricted shares under the Securities Act of 1933 and will bear a restrictive legend acknowledging same as required under Securities and Exchange Commission rules.

4. CONDITIONS

4.1 The obligation of the Purchaser to carry out the terms of this Agreement and to complete the purchase referred to in clause 2.1 hereof is subject to the following conditions:

(a) that on the Closing Date the warranties and representations of the Vendor as set forth in clause 1.1 of this Agreement will be true in every particular as if such warranties and representations had been made by the Vendor on the Closing Date; and

(b) that on the Closing Date the Vendor will have delivered to the Purchaser, the following documents:

(i) a Directors Resolution of the Company authorizing the transfer of the Shares to the Purchaser;

(ii) share certificates representing the Shares, duly endorsed by the Vendor for transfer to the Purchaser;

(iii) new share certificates representing the Shares, issued in the name of the Purchaser;

(iv) all of the consents and approvals in writing necessary to the transfer contemplated herein;

(v) all other documents and instruments as the Purchaser may reasonably require.

5. INDEMNITY

5.1 The Vendor will indemnify and hold harmless the Purchaser from and against:

(a) any and all losses, damages, costs or deficiencies directly or indirectly resulting from any misrepresentation, breach of warranty or non-fulfilment of any covenant on the part of the Vendor under this Agreement or from any misrepresentation in or omission from any certificate or other instrument furnished or to be furnished to the Purchaser hereunder; and

(b) any and all actions, suits, proceedings, demands, assessments, judgments, costs and legal and other expenses incidental to the foregoing,

and the Purchaser is hereby authorized, at its option, to settle such claims and make any payment in relation thereto as the Purchaser sees fit.

6. CLOSING DATE

6.1 The Closing Date is March 24, 2010 or such other date as the parties hereto may agree in writing.

7. NOTICE

7.1 Any notice required or permitted to be given under this Agreement will be validly given if in writing and delivered, sent by electronic facsimile transmission or other means of electronic communication capable of producing a printed copy or sent by prepaid registered mail, addressed to the applicable party at its address indicated on the first page of this Agreement or to such other address as any party may specify by notice in writing to the other. Any notice delivered on a Business Day will be deemed conclusively to have been effectively given on the date notice was delivered and any notice given by facsimile transmission will be deemed conclusively to have been given on the date of such transmission. Any notice sent by prepaid registered mail will be deemed conclusively to have been effectively given on the third Business Day after posting, but if at the time of posting or between the time of posting and the fifth Business Day thereafter there is a strike, lockout or other labour disturbance affecting postal service, then the notice will not be effectively given until actually delivered.

8. GENERAL PROVISIONS

8.1 Time is of the essence of this Agreement.

8.2 The parties will execute and deliver all such further documents and instruments and do all acts and things as may be necessary or convenient to carry out the full intent and meaning of and to effect the transactions contemplated by this Agreement.

8.3 This Agreement is the whole agreement between the parties hereto in respect of the purchase and sale contemplated hereby and there are no warranties, representations, terms, conditions, or collateral agreements expressed or implied, statutory or otherwise, other than expressly set forth in this Agreement.

8.4 This Agreement will enure to the benefit of and be binding upon the parties hereto, and their respective heirs, administrators, executors, successors and assigns.

8.5 This Agreement will be governed by and construed in accordance with the laws of Nevada, and the parties hereby attorn to the jurisdiction of the Courts of competent jurisdiction of Nevada in any proceeding hereunder.

IN WITNESS WHEREOF the parties have caused this Agreement to be executed under seal and delivered this 24th day of March, 2010.

Online Disruptive Technologies, Inc.

Per: /s/ Robbie Manis
Authorized Signatory

Acknowledged and agreed to this 24 day of March, 2010 by:

/s/ Benjamin Cherniak
Benjamin Cherniak

SCHEDULE "A"

Material Contracts of RelationshipScoreboard.com

1. Premium Banner Advertising letter agreement with HiHenry.com Entertainment Corp. dated December 15, 2009.